Exhibit 99.1

Jamba Receives Positive Nasdaq Panel Decision

 FRISCO, Texas— November 28, 2017—Jamba, Inc. (Nasdaq: JMBA) (the “Company”) today announced that it received a positive decision from the Nasdaq Hearings Panel of The Nasdaq Stock Market (“Nasdaq”) granting the Company’s request to continue its listing on Nasdaq, subject to the condition that the Company provide the Panel with a written update on the status of its work on its Form 10-K for the fiscal year ended January 3, 2017 and its Forms 10-Q for the fiscal quarters ended April 3, July 4 and October 3, 2017 (collectively, the “delinquent filings”) on or before February 1, 2018 and file with the Securities and Exchange Commission its delinquent filings on or before March 15, 2018.  The Panel’s determination follows an in-person hearing before the Panel at which the Panel considered the Company’s plan to regain compliance with Nasdaq’s listing requirements and the Company’s reasons for delay, including the changes the Company underwent in the past several years as it moved its business to a franchise-focused model and the significant changes in leadership, key personnel, and relocation of corporate office in 2016, resulting in a significant increase in non-routine transactions which impacted processes related to the preparation of the financial reports, and a reduced materiality threshold. The Company is diligently working to satisfy the terms of the Panel’s decision.

About Jamba, Inc.

Jamba, Inc. (Nasdaq: JMBA) through its wholly-owned subsidiary, Jamba Juice Company, is a healthful, active lifestyle brand with a robust global business driven by a portfolio of franchised and company-owned Jamba Juice ® stores and Jamba Juice Express™ formats. Jamba Juice ® is a leading restaurant retailer of “better-for-you” specialty beverage and food offerings which include flavorful, whole fruit and vegetable smoothies, fresh squeezed juices and juice blends, Energy Bowls™, signature “boosts”, shots and a variety of food items including: hot oatmeal, breakfast wraps, sandwiches, Artisan Flatbreads™, baked goods and snacks.

There are over 800 Jamba Juice store locations globally, as of October 3, 2017. For more information visit www.jambajuice.com or contact Jamba’s Guest Services team at 1-866-4R-FRUIT (473-7848).

Forward-Looking Statements

This press release (including information incorporated or deemed incorporated by reference herein) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include, without limitation, statements regarding the Company’s belief that it will be able to comply with the March 15, 2018 Nasdaq deadline by filing its outstanding annual report on Form 10-K and periodic reports on Form 10-Qs with the SEC. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projections as well as the current beliefs and assumptions of the Company’s management. Words such as “outlook”, “believes”, “expects”, “appears”, “may”, “will”, “should”, “anticipates”, or the negative thereof or comparable terminology, are intended to identify such forward-looking statements. Any statement that is not a historical fact, including estimates, projections, future trends and the outcome of events that have not yet occurred, is a forward-looking statement. Forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to factors discussed under the section entitled “Risk Factors” in the Company’s reports filed with the SEC as well as the Company’s ability to regain compliance with Nasdaq's continued listing requirements and the identified material weakness in the Company’s internal controls.  Many of such factors relate to events and circumstances that are beyond the Company’s control. You should not place undue reliance on forward-looking statements. The Company does not assume any obligation to update the information contained in this press release.

 Contact:

Investor Relations

Dara Dierks, ICR

646-277-1212

investors@jambajuice.com